UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2016 (May 17, 2016)
 ______________________________________________________________
TerraForm Global, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-37528	47-1919173
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 17, 2016, TerraForm Global, Inc. (the “Company”) received a notification letter from a Director of Nasdaq Listing Qualifications. The notification letter stated that because the Company has not yet filed its Form 10-Q for the quarter ended March 31, 2016 (the “1Q2016 10-Q”), and because it remains delinquent in filing its Form 10-K for the year ended December 31, 2015 (the “2015 10-K”), the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1), which requires timely filing of periodic reports with the Securities and Exchange Commission (the “SEC”).

The notification letter stated that the Company has until May 31, 2016 to submit a plan to Nasdaq as to how it plans to regain compliance with Nasdaq’s continued listing requirements. The Company intends to submit a compliance plan on or prior to that date. If the Nasdaq staff accept the Company’s plan, they can grant an exception of up to 180 calendar days from the due date of the 2015 10-K (the initial delinquent filing), or until September 26, 2016, to regain compliance. The Company may regain compliance at any time during the extension period upon filing with the SEC the 2015 10-K and the 1Q2016 10-Q, as well as all subsequent required periodic financial reports that are due within that period. If the staff does not accept the Company’s plan, the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel. The Nasdaq notification letter has no immediate effect on the listing of the Company’s common stock on the Nasdaq Global Select Market.

Item 7.01 Regulation FD Disclosure.

On May 18, 2016, the Company issued a press release announcing the receipt of the notification letter. A copy of the press release is furnished as Exhibit 99.1 to this Report.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Form 8-K and the press release attached as an exhibit hereto, this Form 8-K and the press release contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1*	Press release dated May 18, 2016
* Document furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM GLOBAL, INC.

		By:	/s/ Yana Kravtsova
Date:	May 18, 2016	Name:	Yana Kravtsova
		Title	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1*	Press release dated May 18, 2016
* Document furnished herewith